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                                                                     Exhibit 5.1

                           SIDLEY AUSTIN BROWN & WOOD
                A PARTNERSHIP INCLUDING PROFESSIONAL CORPORATIONS


     DALLAS                       BANK ONE PLAZA                   BEIJING
                               10 S. DEARBORN STREET
  LOS ANGELES                 CHICAGO, ILLINOIS 60603             HONG KONG
                              TELEPHONE 312 853 7000
    NEW YORK                  FACSIMILE 312 853 7036                LONDON
                                  www.sidley.com
 SAN FRANCISCO                                                     SHANGHAI
                                   FOUNDED 1866
    SEATTLE                                                       SINGAPORE

WASHINGTON, D.C.                                                     TOKYO






                                 August 24, 2001



Starwood Hotels & Resorts Worldwide, Inc.
Starwood Hotels & Resorts
1111 Westchester Avenue
White Plains, New York 10604


                  Re: Registration Statement on Form S-3 of Starwood Hotels & Resorts Worldwide, Inc. and Starwood Hotels & Resorts

Ladies and Gentlemen:


                  We are counsel to Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation (the "Corporation"), and Starwood Hotels & Resorts, a Maryland real estate investment trust (the "Trust" and, together with the Corporation, the "Company"), and have represented the Company with respect to the Registration Statement on Form S-3, as amended (as so amended, the "Registration Statement"), filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), relating to the registration of securities (the "Securities") of the Corporation and the Trust with an aggregate offering price of $3,000,000,000 (or equivalent amounts in one or more other currencies based on the applicable exchange rate at the respective times of sale), consisting of (i) shares of common stock, $.01 par value per share, of the Corporation (the "Corporation Shares") and Class B shares of beneficial interest, $.01 par value per share, of the Trust (the "Trust Shares"), which are attached and traded as units consisting of one Corporation Share and one Trust Share (the "Shares");
(ii) shares of preferred stock, $.01 par value per share, of the Corporation (the "Corporation Preferred Shares") and preferred shares of beneficial interest, $.01 par value per share, of the Trust (the "Trust Preferred Shares" and, together with the Corporation Preferred Shares, the "Preferred Shares"), which may, but are not required to, be attached and traded as units with preferred stock or shares of the other entity, and which may be represented by depositary shares ("Depositary Shares"); (iii) secured or unsecured debt securities of the Corporation and/or the Trust consisting of notes, debentures and other evidences of indebtedness (the "Debt Securities"); (iv) (A) warrants to purchase Corporation Shares and warrants to purchase Trust Shares that are attached and traded as units consisting of one warrant to purchase Corporation Shares and one warrant to purchase a like number of Trust Shares, (B) warrants to purchase Corporation Preferred Shares and/or Trust Preferred Shares, and (C) warrants to purchase Debt Securities (collectively, the "Warrants"); and (v) convertible notes of


          SIDLEY AUSTIN BROWN & WOOD IS AN ILLINOIS GENERAL PARTNERSHIP
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SIDLEY AUSTIN BROWN & WOOD                                               CHICAGO


Starwood Hotels & Resorts Worldwide, Inc.
Starwood Hotels & Resorts
August 24, 2001
Page 2




the Corporation and the Trust that may be issued to underwriters to facilitate an underwritten public offering of equity securities of the Corporation and the Trust (the "Convertible Notes").


                  Unless otherwise specified in the applicable Prospectus Supplement, the Debt Securities will be issued under an indenture between the Corporation and/or the Trust and a trustee to be named (the "Debt Trustee"), substantially in the form of one of the indentures filed as an exhibit to the Registration Statement (any such indenture, as amended or supplemented from time to time, the "Debt Indenture").


                  Whenever the Company elects to have Preferred Shares be represented by Depositary Shares, such Preferred Shares underlying the Depositary Shares will be deposited under a deposit agreement (each, a "Deposit Agreement") with a bank or trust company identified therein, as preferred stock depositary (the "Preferred Stock Depositary"), substantially in the form filed prior to the issuance of any Depositary Shares in an amendment to the Registration Statement or incorporated by reference therein pursuant to a Current Report on Form 8-K of the Company.

                  Each series of Warrants will be issued under a Warrant Agreement (each, a "Warrant Agreement") with a bank or trust company identified therein, as warrant agent (the "Warrant Agent"), substantially in the form filed prior to the issuance of any Warrants in an amendment to the Registration Statement or incorporated by reference therein pursuant to a Current Report on Form 8-K of the Company.

                  Each series of Convertible Notes will be issued under an indenture among the Corporation, the Trust and a trustee to be named (the "Convertible Note Trustee"), substantially in the form filed prior to the issuance of any Convertible Notes in an amendment to the Registration Statement or incorporated by reference as an exhibit to the Registration Statement (such indenture, as amended or supplemented from time to time, the "Convertible Note Indenture").

                  In rendering the opinions expressed below, we have examined and relied upon a copy of the Registration Statement. We have also examined originals, or copies of originals certified to our satisfaction, of such agreements, documents, certificates and other statements of governmental officials and other instruments, and have examined such questions of law and have satisfied ourselves as to such matters of fact, as we have considered relevant and necessary as a basis for this opinion. We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of all natural persons and the conformity with the original documents of any copies thereof submitted to us for our examination.
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SIDLEY AUSTIN BROWN & WOOD                                               CHICAGO


Starwood Hotels & Resorts Worldwide, Inc.
Starwood Hotels & Resorts
August 24, 2001
Page 3




                  Based on the foregoing and subject to the qualifications and limitations set forth below, it is our opinion that:

                  1. Each series of Debt Securities will be legally issued and valid and binding obligations of the Corporation or the Trust, as the case may be (except to the extent enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting the enforcement of creditors' rights generally and by the effect of general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law), when (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act and the Debt Indenture shall have been qualified under the Trust Indenture Act of 1939, as amended, and the Debt Indenture shall have been duly authorized, executed and delivered by the Corporation or the Trust, as applicable, and duly executed and delivered by the Debt Trustee; (ii) a Prospectus Supplement with respect to such series of Debt Securities shall have been filed with the Commission in compliance with the Securities Act and the rules and regulations thereunder;
(iii) the Corporation's Board of Directors or a duly authorized committee thereof, or the Trust's Board of Trustees or a duly authorized committee thereof, as the case may be, shall have duly adopted final resolutions authorizing the issuance and sale of such series of Debt Securities as contemplated by the Registration Statement and the Debt Indenture; and (iv) such series of Debt Securities shall have been duly executed by the Corporation or the Trust, as the case may be, authenticated by the Debt Trustee as provided in the Debt Indenture and the final authorizing resolutions and duly delivered to the purchasers thereof against payment of the agreed consideration therefor, as provided in the Registration Statement and any Prospectus Supplement relating thereto.

                  2.       Each issue of Depositary Shares will be validly
issued and will entitle the holders of depositary receipts evidencing such Depositary Shares to the rights specified in the Deposit Agreement relating to such Depositary Shares (except to the extent enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting the enforcement of creditors' rights generally and by the effect of general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law), when
(i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities
Act; (ii) a Prospectus Supplement with respect to the Depositary Shares and the series of Preferred Shares underlying such Depositary Shares shall have been filed with the Commission in compliance with the Securities Act and the rules and regulations thereunder; (iii) the Deposit Agreement relating to such Depositary Shares shall have been duly authorized, executed and delivered by the Corporation or the Trust, as applicable, and duly executed and delivered by the Preferred Stock Depositary; (iv) the Corporation's Board of Directors or a duly authorized committee thereof or the Trust's Board of Trustees or a duly authorized committee thereof, as the case may be, shall have duly adopted final resolutions in conformity with the charter of the Corporation or
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SIDLEY AUSTIN BROWN & WOOD                                               CHICAGO


Starwood Hotels & Resorts Worldwide, Inc.
Starwood Hotels & Resorts
August 24, 2001
Page 4




the Declaration of Trust of the Trust, as the case may be, establishing the terms and conditions of the series of Preferred Shares underlying the Depositary Shares and authorizing the sale of such series of Preferred Shares as contemplated by the Registration Statement and any Prospectus Supplement relating thereto; (v) appropriate articles supplementary with respect to the series of Preferred Shares underlying the Depositary Shares shall have been filed with, and accepted for record by, the State Department of Assessments and Taxation of Maryland; (vi) certificates representing such series of Preferred Shares shall have been duly executed, countersigned and registered and duly delivered to the purchasers thereof against payment of the agreed consideration therefor (which consideration shall be not less than $.01 per share); and (vii) the depositary receipts evidencing Depositary Shares shall have been duly executed and delivered by the Preferred Stock Depositary in the manner set forth in the Deposit Agreement.

                  3. Each issue of Warrants will be legally issued and valid and binding obligations of the Corporation or the Trust, as the case may be (except to the extent enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting the enforcement of creditors' rights generally and by the effect of general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law), when (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a Prospectus Supplement with respect to such issue of Warrants shall have been filed with the Commission in compliance with the Securities Act and the rules and regulations thereunder; (iii) the Warrant Agreement relating to such issue of Warrants shall have been duly authorized, executed and delivered by the Corporation or the Trust, as applicable, and duly executed and delivered by the Warrant Agent; (iv) the Corporation's Board of Directors or a duly authorized committee thereof or the Trust's Board of Trustees or a duly authorized committee thereof, as the case may be, shall have duly adopted final resolutions in conformity with the charter of the Corporation or the Declaration of Trust of the Trust, as the case may be, setting forth the terms of such issue of Warrants and authorizing the issuance and sale of the Warrants as contemplated by the Registration Statement and any Prospectus Supplement relating thereto; and (v) the Warrants shall have been duly executed, authenticated by the Warrant Agent(s) and registered and duly delivered to the purchasers thereof against payment of the agreed consideration therefor, as provided in the Registration Statement and any Prospectus Supplement relating thereto and the final authorizing resolutions and the Warrant Agreement(s) applicable thereto.

                  4. Each series of Convertible Notes will be legally issued and valid and binding obligations of the Corporation and the Trust
(except to the extent enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting the enforcement of creditors' rights generally and by the effect of general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law) when (i) the Registration Statement, as finally amended (including any
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SIDLEY AUSTIN BROWN & WOOD                                               CHICAGO


Starwood Hotels & Resorts Worldwide, Inc.
Starwood Hotels & Resorts
August 24, 2001
Page 5




necessary post-effective amendments), shall have become effective under the Securities Act and the Convertible Note Indenture shall have been qualified under the Trust Indenture Act of 1939, as amended, and the Convertible Note Indenture shall have been duly authorized, executed and delivered by the Corporation and the Trust and duly executed and delivered by the Convertible Note Trustee; (ii) a Prospectus Supplement with respect to such Convertible Notes and the Shares issuable upon conversion of the Convertible Notes shall have been filed with the Commission in compliance with the Securities Act and the rules and regulations thereunder; (iii) each of the Corporation's Board of Directors or a duly authorized committee thereof and the Trust's Board of Trustees or a duly authorized committee thereof shall have duly adopted final resolutions in conformity with the charter of the Corporation or the Declaration of Trust of the Trust, as the case may be, authorizing the issuance and sale of the Convertible Notes as contemplated by the Registration Statement and any Prospectus Supplement relating thereto; and (iv) such series of Convertible Notes shall have been duly executed by the Corporation and the Trust and authenticated by the Convertible Note Trustee as provided in the Convertible
Note Indenture and the final authorizing resolutions and shall have been duly delivered to the purchasers thereof against payment of the agreed consideration therefor as provided in the Registration Statement and any Prospectus Supplement relating thereto.

                  For the purposes of this opinion letter, we have assumed that, at the time of the issuance, sale and delivery of each series of Debt Securities, each issue of Warrants, each issue of Depositary Shares or each series of Convertible Notes, as the case may be: (i) the authorization thereof by the Corporation or the Trust, as applicable, will not have been modified or rescinded, and there will not have occurred any change in law affecting the validity, legally binding character or enforceability thereof; (ii) in the case of the issue of Debt Securities, the form of Debt Indenture will not have been modified or amended; (iii) in the case of the issue of Warrants, the terms and conditions of such Warrants and the related Warrant Agreement will be as expressly contemplated by the Registration Statement; (iv) in the case of the issue of Depositary Shares, the terms and conditions of the Depositary Shares and underlying series of Preferred Shares and the related Depositary Agreement will be as expressly contemplated by the Registration Statement; and (v) the charter of the Corporation, as currently in effect, and the Declaration of Trust of the Trust, as currently in effect, will not have been modified or amended and will be in full force and effect.

                  We do not find it necessary for the purposes of this opinion letter to cover, and accordingly we express no opinion as to, the application of the securities or blue sky laws of the various states to the sale of the Securities. Except as expressly stated in the second following sentence, this opinion letter is limited to the laws of the State of New York and the
Securities Act. For the purposes of this opinion letter, we have assumed that the Debt Indenture, each Warrant Agreement, each Deposit Agreement and the Convertible Note Indenture will be governed by the laws of the State of New
York. Insofar as the opinions expressed above relate to matters governed by the laws of the State of Maryland, we have not made an independent
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SIDLEY AUSTIN BROWN & WOOD                                               CHICAGO


Starwood Hotels & Resorts Worldwide, Inc.
Starwood Hotels & Resorts
August 24, 2001
Page 6




examination of such laws, but have relied exclusively as to such laws, subject to the exceptions, qualifications and limitations therein expressed, upon the opinion letter of Ballard Spahr Andrews & Ingersoll, LLP of Baltimore, Maryland, a copy of which has been separately provided to you and is being separately filed as an Exhibit to the Registration Statement.

                  We hereby consent to the filing of this opinion letter as an Exhibit to the Registration Statement and to all references to our firm included in or made a part of the Registration Statement.


                                           Very truly yours,



                                           /s/ Sidley Austin Brown & Wood